Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 6, 2005, is made and entered into by and among Theragenics Corporation, a Delaware corporation (the “Company”), Patrick J. Ferguson and Cynthia L. Ferguson, each a resident of the State of Washington (collectively, the “Stockholders”). The Company and the Stockholders are sometimes herein individually referred to as a “Party” and, collectively, as the “Parties.”

W I T N E S S E T H:

WHEREAS, in connection with the sale of one hundred percent (100%) of the issued and outstanding capital stock of C.P. Medical Corporation, an Oregon corporation (the “Transaction”), pursuant to the terms and conditions of that certain Stock Purchase Agreement, dated as of April 26, 2005 (the “Stock Purchase Agreement”), by and among the Company and the Stockholders, the Company will issue shares of common stock, par value $.01 per share (the “Common Stock”) to the Stockholders;

WHEREAS, as a condition to the consummation of the Transaction, the Company is obligated to provide the Stockholders with certain registration rights with respect to the Common Stock; and

WHEREAS, the Company and the Stockholders desire to enter into this Agreement pursuant to which the Company shall register with the SEC the offer and sale by the Stockholders of the shares of Common Stock received by the Stockholders in connection with the Transaction, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.    Definitions.

As used in this Agreement, the capitalized terms shall have the meanings set forth below.

(a)          “Agent” shall mean any Person authorized to act and who acts on behalf of a Party with respect to the transactions contemplated by this Agreement.

(b)          “Agreement” shall have the meaning set forth in the introductory paragraph to this Agreement.

(c)          “Business Day” shall mean any day on which commercial banks are not authorized or required by law to close in the State of Georgia.

(d)          “Common Stock” shall have the meaning set forth in the first recital of this Agreement.

(e)          “Company” shall have the meaning set forth in the introductory paragraph to this Agreement.

(f)          “Effectiveness Period” shall have the meaning set forth in Section 3 of this Agreement.

(g)          “Indemnified Party” shall have the meaning set forth in Section 6(c) of this Agreement.

(h)          “Indemnifying Party” shall have the meaning set forth in Section 6(c) of this Agreement.

(i)          “Party” shall have the meaning set forth in the introductory paragraph to this Agreement.

(j)          “Person” shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

(k)          “Prospectus” shall mean the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

(l)          “Required Registration Filing Date” shall mean August 15, 2005.

(m)          “Registration Statement” shall have the meaning set forth in Section 3 of this Agreement.

(n)          “Registrable Securities” shall mean shares of Common Stock issued by, or issuable to, the Company to a Stockholder pursuant to the Stock Purchase Agreement.

(o)          “Restricted Securities” shall mean the Registrable Securities upon original issuance thereof, subject to the provisions of Section 2(a) of this Agreement.

(p)          “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

(q)          “SEC” shall mean the Securities and Exchange Commission.

(r)          “Stock Purchase Agreement” shall have the meaning set forth in the first recital of this Agreement.

(s)          “Transaction” shall have the meaning set forth in the first recital of this Agreement.

(t)           “Withdrawn Registration Statement” shall have the meaning set forth in Section 5(a) of this Agreement.

Section 2.             Securities Subject to this Agreement.

(a)          Registrable Securities. The securities entitled to the benefits of Sections 3 and 4 of this Agreement are the Registrable Securities; however, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security ceases to be a Restricted Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement, (ii) it has been distributed pursuant to Rule 144 or Rule 145 (or any similar provisions then in force) under the Securities Act, (iii) it has otherwise been transferred in a private transaction in which the transferor’s rights under this Agreement are not assigned, or (iv) it ceases to be outstanding.

(b)          Holders of Registrable Securities. Any reference herein to a “Holder” or “Holders” of Registrable Securities shall mean any Stockholder.

Section 3.             Required Registration.

The Company shall prepare and file with the SEC, as soon as practicable following the date hereof, but no later than the Required Registration Filing Date, a Registration Statement on Form S-3 pursuant to Rule 415 of the Securities Act (the “Registration Statement”) with respect to all of the Registrable Securities, and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable thereafter. After the Registration Statement filed pursuant to this Section 3 has become effective, the Company shall use its commercially reasonable efforts to keep such Registration Statement (on Form S-3 or such other form as may then be available to the Company) effective for a period (the “Effectiveness Period”) equal to (i) five years from the initial date that the SEC declares such Registration Statement effective (subject to any extension pursuant to Sections 5(b) and 5(c) hereof, or, if such Registration Statement is not effective during any period within such five-year period, such five-year period shall be extended by the number of days that the Registration Statement is not effective), or (ii) such shorter period which shall terminate when all of the Registrable Securities have been sold, or are eligible to be sold within a single three-month period pursuant to Rule 144 or any successor thereto. The Company represents and warrants that it is eligible to register the Registrable Securities on Form S-3 under the Securities Act.

Section 4.    Registration Procedures.

With respect to the registration of the Registrable Securities pursuant to this Agreement, the Company will as promptly as reasonably practicable:

(a)          before filing the Registration Statement, the Prospectus or any amendments or supplements thereto (excluding documents to be incorporated by reference therein filed after the effectiveness of the Registration Statement), the Company will, no later than five (5) Business Days prior to filing, furnish to the Holders copies of all such documents in substantially the form proposed to be filed (including documents incorporated therein by reference other than documents previously filed with the SEC), to enable the Holders to review such documents prior to the filing thereof, and the Company shall make such reasonable changes thereto (including changes to documents incorporated by reference other than documents previously filed with the SEC) as may be reasonably requested by the Holders;

(b)          prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed with the SEC pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with this paragraph (b) and the intended methods of disposition by the Holders thereof set forth in such Registration Statement or supplement to the Prospectus;

(c)          notify the Holders promptly, and confirm such notice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (5) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (6)of the Company’s good faith determination that it is appropriate to amend the Registration Statement or supplement the Prospectus before sales of the Registrable Securities continue.

(d)          use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

(e)          furnish to the Holders, without charge, a reasonable number of conformed copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(f)          deliver to the Holders as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

(g)          prior to the date on which the Registration Statement is declared effective, use its commercially reasonable efforts to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Stockholder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(h)          cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least two (2) Business Days prior to any such sale of Registrable Securities;

(i)          upon the occurrence of any event contemplated by paragraph (c)(5) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(j)          provide a transfer agent and registrar for all Registrable Securities.

The Company may require the Holders to furnish to the Company such information and documents regarding the distribution of the Registrable Securities by the Holders as the Company may from time to time reasonably request in writing, and the Company’s obligations with respect to registration are subject to such information being provided on a timely basis.

Each of the Holders hereby agrees by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 5.          Effect of Withdrawal and Suspension.

(a)          Withdrawal. If the Company shall withdraw the Registration Statement prior to the expiration of the Effectiveness Period (a “Withdrawn Registration Statement”), the Holders that continue to hold the Registrable Securities, which shares were covered by the Withdrawn Registration Statement, shall be entitled to an additional Registration Statement, and the Company shall use its commercially reasonable efforts to (i) prepare and file with the SEC, as soon as practicable following the date of withdrawal of the Withdrawn Registration Statement, an additional Registration Statement on Form S-3, and (ii) keep such additional Registration Statement effective for the remainder of the Effectiveness Period of the Withdrawn Registration Statement. The Company shall reimburse the Holders for all reasonable legal and other advisory fees incurred by the Stockholders in connection with the Withdrawn Registration Statement.

(b)          Intentionally Omitted.

(c)          Suspended Sales. If the Company shall give any notice to suspend the disposition of Registrable Securities pursuant to Section 4(c)(5) hereof, the Company shall extend the period of time during which the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 3 of this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date the Holders either are advised by the Company that the use of the Prospectus may be resumed or receive copies of the supplemented or amended Prospectus contemplated by Section 4(j).

Section 6.          Indemnification.

(a)          Indemnification by Company. The Company will indemnify and hold harmless, to the full extent permitted by law, each Holder and their Agents against all losses, claims, damages, liabilities and expenses to which any such Person may be subject, under the Securities Act or otherwise, and reimburse all such Persons for any legal or other expenses incurred with investigating or defending against any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended, or applicable “blue sky” laws, except insofar as the same arise out of or are based upon an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is made therein in reliance upon and in conformity with information furnished to the Company by such Holder, expressly for use therein.

(b)          Indemnification by Holders. Each Holder will, severally but not jointly, indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses to which any such Person may be subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only if and to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made therein in reliance upon and in conformity with the information furnished by such Holder or any Agent of a Holder specifically for inclusion therein.

(c)          Conduct of Indemnification Proceedings. Any Person entitled to indemnification (the “Indemnified Party”) hereunder will (i) give prompt notice to the indemnifying party (the “Indemnifying Party”) of any claim with respect to which it seeks indemnification, and (ii) unless, in such Indemnified Party’s reasonable judgment, a conflict of interest may exist between such Indemnified Party and Indemnifying Party with respect to such claim, permit such Indemnifying Party to assume at its own expense the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall have the right to participate in the conduct of such defense by the Indemnifying Party provided that it will pay for the fees of its own counsel. Whether or not such defense is assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent. No Indemnifying Party will consent to entry into any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party and any other of such Indemnified Parties with respect to such claim, such Indemnified Parties reasonably believe that due to conflict of interests, one counsel will not be in a position to adequately represent all Indemnified Parties, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels. Failure to give prompt written notice shall not release the Indemnifying Party from its obligations hereunder, except to the extent that the Indemnifying Party demonstrates that the defense of such claim has been materially prejudiced by the Indemnified Party’s failure to give such notice.

(d)          Continued Effect. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director, Agent or person who controls such Indemnified Party and shall survive the transfer of securities.

(e)          Contribution. If the indemnification provided for in Section 6(a) or 6(b) is due in accordance with the terms hereof, but is held by a court of competent jurisdiction to be unavailable or unenforceable with respect to any losses, claims, damages, liabilities or expenses referred to herein, then each Indemnifying Party in lieu of indemnifying such Indemnified Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, liabilities, claims or damages referred to in Section 6(a) or 6(b) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and any Indemnified Party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims or damages. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information initially supplied or developed by the Indemnifying Party or such Indemnified Party and the Parties’ relative intent, knowledge, access to information and opportunity to correct such untrue statement or omission. The amount paid by an Indemnified Party as a result of the losses, liabilities, claims or damages referred to in the first sentence of this Section 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 6(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 7.          Miscellaneous.

(a)          Termination. This Agreement shall terminate upon termination of the Company’s obligations under Section 3 of this Agreement, and shall thereupon be of no further force and effect; provided that Section 6 shall survive the termination of this Agreement.

(b)          No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders or otherwise conflicts with the provisions hereof.

(c)          Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be given in accordance with Section 10.01 of the Stock Purchase Agreement.

(d)          Entire Agreement. This Agreement contains the entire agreement among the Parties with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, with respect thereto.

(e)          Waivers and Amendments. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

(f)          Remedies Cumulative. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity; provided, however, that in no event shall any party be entitled to recover more than once in respect of any claim.

(g)          Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors. This Agreement is not assignable by the Stockholders without the prior written consent of the Company and any other purported assignment shall be null and void.

(h)    Counterparts. This Agreement may be executed by the Parties hereto in multiple counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

(i)    Interpretive Provisions.

(i)    The words “hereof,” “herein,” “hereunder” and “hereto” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Except as expressly set forth herein, the term “including” when used with or without the term “without limitation” shall be deemed to be inclusive, and not to the exclusion of any other item except when used with a negative predicate.

(ii)    All references herein to Sections, subsections, and clauses shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

(j)    Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

(k)   Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any Person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

(l)    Choice of Law. This Agreement shall be governed and construed in accordance with the laws of the State of Georgia without regard to the conflicts of laws principles thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of Fulton County, State of Georgia, in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees, on behalf of itself and on behalf of such Party’s successor’s, that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection such Party may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

(m)   Waiver of Jury Trial. The Parties hereby waive trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether in tort, contract or otherwise) in any way arising out of, related to, or connected with this Agreement.

(n)    Expenses. The Company shall pay all expenses associated with the preparation of the Registration Statement and the maintaining of its effectiveness. However, the Holders shall be responsible for the filing fees.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

THERAGENICS CORPORATION

By: /s/ M. Christine Jacobs

Name: M. Christine Jacobs

Title: Chief Executive Officer

STOCKHOLDERS:

By: /s/ Patrick J. Ferguson
            Patrick J. Ferguson

By: /s/ Cynthia L. Ferguson
            Cynthia L. Ferguson

[Signature Page to Registration Rights Agreement]